EXHIBIT 10.35

                    GUARANTY BY PARAGON HEALTH NETWORK, INC.

         GUARANTY dated as of October 31, 1997 made by PARAGON HEALTH NETWORK, INC. (f/k/a "Living Centers of America, Inc."), a Delaware corporation (the "Guarantor") and HEALTH AND RETIREMENT PROPERTIES TRUST, a Maryland real estate investment trust (with its successor and assigns, "HRP").

                              W I T N E S S E T H :

         WHEREAS, GranCare, Inc., a Delaware corporation ("GranCare") and the other GranCare Companies (as hereinafter defined) have entered into certain lease and loan financings with HRP governed by the GranCare Documents (as hereinafter defined);

         WHEREAS, pursuant to and subject to the terms and conditions of a Third Amended and Restated Agreement and Plan of Merger dated as of September 17, 1997 among the Guarantor, LCA Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Guarantor ("LCA Acquisition"), GranCare and Apollo Management, L.P. on behalf of one or more of its managed investment funds, GranCare shall become a wholly-owned subsidiary of the Guarantor through the merger of LCA Acquisition with and into GranCare and those certain other transactions defined as the "Transactions" in the Joint Proxy Statement dated September 26, 1997 by the Guarantor and GranCare (the "Transactions");

         WHEREAS, the Guarantor and GranCare have requested that HRP consent to the Transactions and to make certain modifications to the GranCare Documents in connection therewith;

         WHEREAS, HRP is willing to so consent and agree, subject to the terms and conditions of a certain Restructure and Asset Exchange Agreement dated as of even date herewith (the "Restructure Agreement") among AMS Properties, Inc. and GCI Health Care Centers, Inc., each a Delaware corporation and a wholly-owned subsidiary of GranCare ("AMS Properties"and "GCIHCC," respectively), and HRP;

         WHEREAS, it is a condition to the effectiveness of the Restructure Agreement that, among other things, the Guarantor deliver this Guaranty in favor of HRP;

         WHEREAS, by virtue of the Transactions and the related modifications to the GranCare Documents contemplated by the Restructure Agreement, the GranCare Companies will benefit substantially from, among other things, increased access to capital;

         NOW, THEREFORE, in consideration of the premises and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the Guarantor hereby agrees with HRP as follows:



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1. Defined Terms.  Unless otherwise  defined herein,  terms which are defined in the Restructure Agreement and used herein are so used as so defined. In addition, the following terms shall have the meanings set forth below:

                "Applicable Law" shall mean any law of any governmental authority, whether domestic or foreign, including without limitation all federal and state laws, to which the Person in question is subject or by which it or any of its property is bound, and including without limitation any: (a) administrative, executive, judicial, legislative or other action, code, consent decree, constitution, decree, directive, enactment, finding, guideline, injunction, interpretation, judgment, law, order, ordinance, policy statement, proclamation, promulgation, regulation, requirement, rule, rule of law, rule of public policy, settlement agreement, statute, or writ, of any governmental authority, domestic or foreign, whether or not having the force of law; (b) common law or other legal or quasi-legal precedent; or (c) arbitrator's, mediator's or referee's award, decision, finding or recommendation, or, in any case, any particular section, part or provision thereof

                "GranCare Documents" shall mean, collectively, any agreement, note, lease, master lease, mortgage, security agreement, pledge agreement, assignment, guaranty or other agreement or instrument now or hereafter executed by one or more of the GranCare Companies with, in favor of or for the benefit of, HRP or any Affiliate thereof (including, without limitation, any and all other documents executed in connection with, relating to, evidencing or creating collateral or security in favor of or for the benefit of HRP or any Affiliate thereof), and any agreement, note, mortgage, security agreement, pledge agreement, assignment, guaranty or other agreement or instrument hereafter executed by one or more of the GranCare Companies in connection with any extension, renewal, refunding or refinancing thereof, as any of the same may hereafter from time to time be amended, modified or supplemented.

                "GranCare Companies" shall mean, collectively, GranCare, AMS Properties and GCIHCC, and their respective successors and assigns.

                "Consolidated  Financials"  shall  mean,  for any fiscal year or other accounting period of the Guarantor and its consolidated Subsidiaries, annual audited and quarterly unaudited financial statements prepared on a consolidated basis, including the Guarantor's consolidated balance sheet and the related statements of income and cash flows, all in reasonable detail, and setting forth in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, and prepared in accordance with GAAP consistently applied throughout the periods presented.

                  "Default Rate" shall mean 4% per annum above the prime rate or base rate on corporate loans at large U.S. money center commercial banks as published in The Wall Street Journal or, if publication of such rate shall be suspended or terminated, the annual rate of interest, determined daily and expressed as a percentage, from time to time announced by one of the five largest national-chartered banking institutions having their principal office in New York, New York and selected by HRP at the time such publication

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         is suspended or terminated. Each change in the Interest Rate shall take effectsimultaneously with the date of publication or announcement, as applicable, of each corresponding change in such prime rate or base rate.

                  "Event of Default" shall have the meaning set forth in any GranCare Document.

                "Financial Officer's Certificate" shall mean a certificate of the chief financial officer, treasurer or other executive officer of the Guarantor, duly authorized, accompanying the financial statements required to be delivered by such Person pursuant to Section 14, in which such officer shall (a) certify that such statements have been properly prepared in accordance with GAAP and are true, correct and complete in all material respects and fairly present the consolidated financial condition of the Guarantor at and as of the dates thereof and the results of its and their operations for the periods covered thereby, and
        (b) certify that such officer has reviewed the GranCare Documents and has no knowledge of any material default by the Guarantor or any Subsidiary thereof in the performance or observance of any of the provisions of any GranCare Document or of any condition or event which constitutes an Event of Default under any GranCare Document or which with the passage of time or the giving of notice or both would become such an Event of Default.

                "Material Adverse Effect" means a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Guarantor and its Subsidiaries taken as a whole, (b) the ability of the Guarantor to perform its obligations under this Guaranty, or (c) the validity or enforceability of this Guaranty, or the rights of HRP hereunder.

                "Obligations" shall mean the payment and performance of each and every obligation and liability of any GranCare Company to HRP under any GranCare Document, whether now existing or hereafter arising or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and including, without limitation, (i) all principal, premium or prepayment fee and interest under any promissory note payable to HRP by any GranCare Company, (ii) all rent under any lease with HRP as landlord, and (iii) all fees and charges, and all costs and expenses payable under any GranCare Document.

                "Subsidiary" shall mean any corporation of which more than fifty percent of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by Guarantor, or Guarantor and one or more other Subsidiaries, or by one or more Subsidiaries.

2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to HRP the prompt and complete payment and performance by the GranCare Companies (and each of them),


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when due (whether at stated  maturity,  by  acceleration  or otherwise),  of the
Obligations. The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel to HRP) which may be paid or incurred by HRP in enforcing any of its rights under this Guaranty. This Guaranty is a guaranty of payment and not of collectibility and is absolute and in no way conditional or contingent. The Guarantor's liability hereunder is direct and unconditional and may be enforced after nonpayment or nonperformance by any GranCare Company of any Obligation without requiring HRP to resort to any other Person (including without limitation such GranCare Company) or any other right, remedy or collateral. This Guaranty shall remain in full force and effect until the Obligations are paid in full following the termination of all GranCare Documents (the "Termination Date").

3. Costs and Expenses of Collection. The Guarantor agrees, as principal obligor and not as a guarantor only, to pay to HRP forthwith upon demand, in immediately available funds, all costs and expenses (including, without limitation, all court costs and all reasonable fees and disbursements of counsel to HRP) incurred or expended by HRP in connection with the enforcement of this Guaranty, together with interest on such amounts from the time such amounts become due until payment at the Default Rate. It shall be a condition of the obligations of Guarantor to pay any fees and expenses payable by it under this Guaranty that HRP shall have, or shall have caused to have, provided the Guarantor with a writing describing such fees and/or expenses in reasonable detail.

4. Right of Setoff. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, HRP is hereby authorized, without notice to the Guarantor or compliance with any other condition precedent now or hereafter imposed by Applicable Law (all of which are hereby expressly waived to the extent permitted by Applicable Law) and to the fullest extent permitted by Applicable Law, to set off and apply any securities, deposits or other property belonging to the Guarantor now or hereafter held by HRP against the obligations of the Guarantor under this Guaranty, whether or not HRP shall have made any demand under this Guaranty, at any time and from time to time after the occurrence of a Event of Default under and as defined in any GranCare Document, in such manner as HRP in its sole discretion may determine, and the Guarantor hereby grants HRP a continuing security interest in such securities, deposits and property for the payment and performance of such obligations.

5. Subrogation and Contribution. Until the Obligations shall have been paid and performed in full after the Termination Date, the Guarantor irrevocably and unconditionally suspends and subordinates any and all rights to which it may be entitled, by operation of law or otherwise, to be subrogated, with respect to any payment made by the Guarantor hereunder, to the rights of HRP against any GranCare Company, or otherwise to be reimbursed, indemnified or exonerated by any GranCare Company in respect thereof or to receive any payment, in the nature of contribution or for any other reason, from any other guarantor of the Obligations with respect to any payment made by the Guarantor hereunder. Until the Obligations shall have been paid and performed in full, the Guarantor waives any defense it may have based upon any election of remedies by HRP which impairs the Guarantor's subrogation rights or the Guarantor's rights to proceed against any GranCare Company for reimbursement (including without limitation any loss of rights the Guarantor may suffer by reason of any rights, powers or remedies of such


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                                      - 5 -

GranCare Company in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any indebtedness to HRP). Until the Obligations shall have been paid, performed and satisfied in full after the Termination Date, the Guarantor further suspends and subordinates any right to enforce any remedy which HRP now has or may in the future have against any GranCare Company, anyother guarantor or any other Person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by HRP.

6. Effect of Bankruptcy Stay. If acceleration of the time for payment or performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of any GranCare Company or any other Person or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable by the Guarantor under this Guaranty forthwith upon demand.

7. Receipt of GranCare Documents, etc. The Guarantor confirms, represents and warrants to HRP that (i) it has received true and complete copies of all existing GranCare Documents from the GranCare Companies (giving effect to the Closing under the Restructure Agreement), has read the contents thereof and reviewed the same with legal counsel of its choice; (ii) no representations or agreements of any kind have been made to the Guarantor which would limit or qualify in any way the terms of this Guaranty; (iii) this Guaranty is executed at the GranCare Companies' request and not at the request of HRP; (iv) HRP has made no representation to the Guarantor as to the creditworthiness of any GranCare Company; and (v) the Guarantor has established adequate means of obtaining from each GranCare Company on a continuing basis information regarding such GranCare Company's financial condition. The Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect the Guarantor's risks under this Guaranty, and the Guarantor further agrees that HRP shall have no obligation to disclose to the Guarantor any information or documents acquired by HRP in the course of its relationship with the GranCare Companies.

8. Amendments, etc. with Respect to the Obligations. The obligations of the Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by any circumstance or condition (whether or not any GranCare Company shall have any knowledge or notice thereof), including without limitation (a) any amendment or modification of or supplement to any GranCare Document, or any obligation, duty or agreement of the GranCare Companies or any other Person thereunder or in respect thereof; (b) any assignment or transfer in whole or in part of any of the Obligations; any furnishing, acceptance, release, nonperfection or invalidity of any direct or indirect security or guaranty for any of the Obligations; (c) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of any GranCare Document, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument (whether by operation of law or otherwise); (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to any GranCare Company or any other Person or any of their respective properties or creditors or any resulting release or discharge of any Obligation (including without limitation any rejection of any lease pursuant to Section 365 of the Federal Bankruptcy Code); (e) any new or additional financing arrangements entered into by any GranCare Company or by any other Person on behalf of or for the benefit of any GranCare Company; (f) the merger or

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consolidation  of any  GranCare  Company with or into any other Person or of any other Person with or into any GranCare Company; (g) the voluntary or involuntary sale or other disposition of all or substantially all the assets of any GranCare Company or any other Person; (h) the voluntary or involuntary liquidation, dissolution or termination of any GranCare Company or any other Person; (i) any invalidity or unenforceability, in whole or in part, of any term hereof or of any GranCare Document, or any obligation, duty or agreement of any GranCare Company or any other Person thereunder or in respect thereof; (j) any provision of any applicable law or regulation purporting to prohibit the payment or performance by any GranCare Company or any other Person of any Obligation; (k) any failure on the part of any GranCare Company or any other Person for any reason to perform or comply with any term of any GranCare Document or any other agreement; or (l) any other act, omission or occurrence whatsoever, whether similar or dissimilar to the foregoing. The Guarantor authorizes each GranCare Company, each other guarantor in respect of the Obligations and HRP at any time in its discretion, as the case may be, to alter any of the terms of any of the Obligations.

9. Guarantor as Principal. If for any reason the GranCare Companies, or any of them, or any other Person is under no legal obligation to discharge any Obligation, or if any other moneys included in the Obligations have become unrecoverable from the GranCare Companies, or any of them, or any other Person by operation of law or for any other reason, including, without limitation, the invalidity or irregularity in whole or in part of any Obligation or of any GranCare Document, the legal disability of any GranCare Company or any other obligor in respect of Obligations, any discharge of or limitation on the liability of any GranCare Company or any other Person or any limitation on the method or terms of payment under any Obligation, or of any GranCare Document, which may now or hereafter be caused or imposed in any manner whatsoever (whether consensual or arising by operation of law or otherwise), this Guaranty shall nevertheless remain in full force and effect and shall be binding upon the Guarantor to the same extent as if the Guarantor at all times had been the principal obligor on all Obligations.

10. Waiver of Demand, Notice, Etc. The Guarantor hereby waives, to the extent not prohibited by applicable law, all presentments, demands for performance, notice of nonperformance, protests, notices of protests and notices of dishonor in connection with the Obligations or any GranCare Document, including but not limited to (a) notice of the existence, creation or incurring of any new or additional obligation or of any action or failure to act on the part of any GranCare Company, HRP, any endorser or creditor of any GranCare Company or any other Person; (b) any notice of any indulgence, extensions or renewals granted to any obligor with respect to the Obligations; (c) any requirement of diligence or promptness in the enforcement of rights under any GranCare Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Obligations; (e) notice of any of the matters referred to in Section 9 above; (f) any defense of any kind which the Guarantor may now have with respect to his liability under this Guaranty; (g) any right to require HRP, as a condition of enforcement of this Guaranty, to proceed against any GranCare Company or any other Person or to proceed against or exhaust any security held by HRP at any time or to pursue any other right or remedy in HRP's power before proceeding against the Guarantor;
(h) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or

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Persons or the failure of HRP to file or enforce a claim  against the estate (in administration, bankruptcy, or any other proceeding) of any other Person or Persons; (i) any defense based upon an election of remedies by HRP; (j) any defense arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent HRP from bringing any action, including a claim for deficiency, against the Guarantor, before or after HRP's commencement of completion of any foreclosure action, either judicially or by exercise of a power of sale; (k) any defense based upon any lack of diligence by HRP in the collection of any Obligation; (l) any duty on the part of HRP to disclose to the Guarantor any facts HRP may now or hereafter know about any GranCare Company or any other obligor in respect of Obligations; (m) any defense arising because of an election made by HRP under Section 1111(b)(2) of the Federal Bankruptcy Code;
(n) any defense  based on any  borrowing or grant of a security  interest  under
Section 364 of the Federal Bankruptcy Code; (o) and any defense based upon or arising out of any defense which any GranCare Company or any other Person may have to the payment or performance of the Obligations (including but not limited to failure of consideration, breach of warranty, fraud, payment, accord and satisfaction, strict foreclosure, statute of frauds, bankruptcy, infancy, statute of limitations, lender liability and usury). Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of the Guarantor is made with Guarantor's full knowledge of the significance and consequences thereof and that, under the circumstances, the waivers are reasonable. If any such waiver is determined to be contrary to Applicable Law such waiver shall be effective only to the extent no prohibited by such Applicable Law.

11. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by HRP upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any GranCare Company or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any GranCare Company or any substantial part of its property, or otherwise, all as though such payments had not been made.

12. Payments. The Guarantor hereby agrees that the Obligations will be paid to HRP without set-off or counterclaim in U.S. Dollars at the office of HRP located at 400 Centre Street, Newton, Massachusetts 02158, or to such other location as HRP shall notify the Guarantor.

13. Representations and Warranties. The Guarantor represents and warrants that:

                (i) Corporate Existence. The Guarantor is a corporation duly incorporated and validly existing under the laws of the jurisdiction of its incorporation, and is duly licensed or qualified as a foreign corporation in all states wherein the nature of its property owned or business transacted by it makes such licensing or qualification necessary, except where the failure to be licensed or to so qualify could not have a Material Adverse Effect.

                (ii) No Violation. The execution, delivery and performance of this Guaranty and each other Restructure Document to which the Guarantor is a party will not contravene any provision of law, statute, rule or regulation to which the Guarantor or any GranCare Company is subject or any judgment, decree, franchise, order or permit applicable to the



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         Guarantor,  or conflict or be inconsistent with or result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any lien or security interest upon any of the property or assets of the Guarantor pursuant to the terms of any agreement or instrument to which the Guarantor is party or by which its assets are bound, or violate any provision of the respective corporate charters or bylaws of the Guarantor.

                (iii) Corporate Authority and Power. The execution, delivery and performance of this Guaranty and each other Restructure Document to which the Guarantor is a party is within the corporate powers of the Guarantor and has been duly authorized by all necessary corporate action.

                (iv) Enforceability. This Guaranty and each other Restructure Document to which the Guarantor is a party have been duly executed and delivered by the Guarantor, and this Guaranty and each such Restructure Document constitutes the valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforceability may be subject to general principles of equity, whether such principles are applied in a court of equity or at law.

                (v) Governmental Approvals. No order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Guaranty or any other Restructure Document to which the Guarantor is a party, or the taking of any action contemplated hereby or thereby.

                (vi) Litigation. The Guarantor has no notice or knowledge of any action, suit or proceeding pending or threatened against or affecting it at law or in equity or before or by any governmental department, court, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would, if adversely determined, have a Material Adverse Effect.

                (vii) Financial Statements. The consolidated financial statements of the Guarantor contained in the joint proxy statement dated September 26, 1997 filed in connection with the Transactions, fairly present, in accordance with GAAP, the consolidated financial condition of the Guarantor and its Subsidiaries as of their dates of presentation, and the consolidated results of their operations and their consolidated cash flows for the respective fiscal period then ended.

14. Covenants. The Guarantor hereby covenants and agrees with HRP that, from and after the date of this Guaranty until the Obligations are paid in full and all GranCare Documents have been terminated:




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                                      - 9 -

        (a) Notices. The Guarantor shall promptly give notice to HRP of any Default or Event of Default under any GranCare Document.

        (b) Financial Statements. The Guarantor shall furnish the following statements to HRP:

                (i) within forty-five (45) days after each of the first three quarters of any Fiscal Year, the Consolidated Financials for such fiscal quarter, in each case accompanied by the Financial Officer's Certificate;

                (ii) within ninety (90) days after the end of each Fiscal Year, the Consolidated Financials for such Fiscal Year, in each case certified by Ernst & Young LLP or any other independent certified public accountant of national reputation, and accompanied by the Financial Officer's Certificate;

                (iii) promptly after the sending or filing thereof, copies of all reports which the Guarantor sends to its security holders generally, and copies of all periodic reports which the Guarantor files with the SEC or any stock exchange on which its shares are listed or traded;

                (iv) at any time and from time to time upon not less than thirty
        (30) days notice from HRP, the Guarantor will furnish to HRP any Consolidated Financials or any other financial reporting information required to be filed by HRP with any securities and exchange commission, the SEC or any successor agency, or any other governmental authority, or required pursuant to any order issued by any court governmental authority or arbitrator in any litigation to which HRP is a party, for purposes of compliance therewith; and

                (v)  promptly  upon  notice  from HRP,  such  other  information
        concerning  the  business,   financial  condition  and  affairs  of  the
        Guarantor as HRP may reasonably request from time to time.

HRP may at any time, and from time to time, provide any lender to HRP with copies of any of the foregoing statements.

        (c) Reports. The Guarantor shall promptly provide to HRP such certificates, reports and other documents required of the Guarantor hereunder and the Guarantor shall cause each GranCare Company to provide such certificates, reports and other documents required of it under the GranCare Documents.

        (d) Legal Existence. The Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence (subject as provided in Section 14.(f) hereof).

        (e) Compliance. The Guarantor shall , and shall cause each of its Subsidiaries to, comply in all material respects with all Applicable Laws in respect of the conduct of its business and the ownership of its property (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to environmental, safety and other similar standards or controls), except where the failure to comply, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         (f) Merger; Sale of Assets, Etc. HRP agrees that, notwithstanding anything to the contrary in any GranCare Document, the Guarantor and any of its Affiliates (specifically excluding AMS Properties and GCIHCC), or any successors of any of the foregoing, may, without any consent or approval of HRP, enter into mergers, consolidations, acquisitions, asset sales, sales of minority or majority interests in the Guarantor or such Affiliate or any other transactions (including, without limitation, any change of control, recapitalization or other restructuring of the Guarantor or any of such Affiliates or successors); provided, however, that the Guarantor (i) shall not liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) and (ii) may not merge or consolidate with any Person, or convey, transfer or lease substantially all of its assets unless:

                (i) giving effect to such transaction, no Event of Default, or an event or condition that with the giving of notice or lapse of time or both would become an Event of Default, would occur under and as defined in any GranCare Document; and

                (ii) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Guarantor, as the case may be, shall be a corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Guarantor is not such corporation, (i) such corporation shall have executed and delivered to HRP its assumption of the due and punctual performance and observance of each covenant and condition of this Guaranty to the same extent and with the same effect as though such corporation was a party hereto and was named and defined as the "Guarantor" herein and (ii) shall have caused to be delivered to HRP an opinion of outside counsel to such corporation to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof.

        (g) Ownership of Stock of Tenant  Entities.  The Guarantor  shall at all
times,   either  directly  or  indirectly   through  one  or  more  wholly-owned
Subsidiaries that have each executed and delivered to HRP a guaranty in substantially the form of the Guaranty dated as of even date herewith by GranCare in favor of HRP, be the beneficial and record owner of all the shares of the outstanding capital stock of AMS Properties and GCIHCC.

15. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

16. Additional Guaranties. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

17. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

18. No Waiver; Cumulative Remedies, Documentation of Expenses. HRP shall not by any act (except by a written instrument pursuant to Paragraph 19 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of HRP, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by HRP of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which HRP would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

19. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and HRP, provided that any provision of this Guaranty may be waived by HRP in a letter or agreement executed by HRP or by telecopy from HRP. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of HRP and its successors and assigns.

20. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; GOVERNING LAW. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY GRANCARE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

        BY ITS  EXECUTION  AND  DELIVERY OF THIS  GUARANTY,  THE  GUARANTOR  (1)
ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY GRANCARE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ADDITION TO

ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT; (2) IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED; (3) TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS
EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER; AND (4) AGREES THAT PROCESS MAY BE SERVED UPON IT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED BY CHAPTER 223A OF THE GENERAL LAWS OF MASSACHUSETTS, RULE 4 OF THE MASSACHUSETTS RULES OF CIVIL PROCEDURE OR RULE 4 OF THE FEDERAL RULES OF CIVIL PROCEDURE.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

21. Notices. All notices under this Guaranty shall be in writing, and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to HRP, at 400 Centre Street, Newton, Massachusetts 02158,
Attention: President (telecopy no. 617-332-2261), with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention:
Harry E. Ekblom, Esq. (telecopy no. 617-338-2880), and if to the Guarantor, at its address or telecopy number set out below its signature in this Guaranty. Such notices shall be effective: in the case of hand deliveries, when received; in the case of an overnight delivery service, on the next business day after being placed in the possession of such delivery service, with delivery charges prepaid; in the case of mail, three days after deposit in the postal system, first class postage prepaid; and in the case of telecopy notices, when electronic indication of receipt is received. Either party may change its address and telecopy number by written notice to the other delivered in accordance with the provisions of this Section.

22. Termination. The obligations of Guarantor hereunder shall automatically terminate upon the indefeasible satisfaction in full of all Obligations after the Termination Date.

        IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                  PARAGON HEALTH NETWORK, INC. (f/k/a
                                  "Living Centers of America, Inc.")



                                  By /s/
                                   Name:
                                   Title:

                                   Address for Notices:

                                   Paragon Health Network, Inc.
                                   15145 Katy Freeway
                                   Suite 860
                                   Houston, Texas 77094
                                   Attn: General Counsel